Exhibit 10.19

CONSENT TO EXTEND PAYMENT

THIS CONSENT TO EXTEND PAYMENT ("Consent") is dated as of the 5th day of March, 2008, and is made by and among NOVA Chemicals Inc. ("NCI"), a Delaware corporation, having offices at 1550 Coraopolis Heights Road, Moon Township, Pennsylvania 15108, Envirokare Tech, Inc., a Nevada corporation ("ENVK") having offices at 641 Lexington Avenue, 14th Floor, New York, New York 10022 and Envirokare Composite Corp. ("ECC"), a Delaware corporation having an office at 641 Lexington Avenue, 14th Floor, New York, New York 10022, and the wholly owned subsidiary of ENVK. (All terms not otherwise defined herein shall have the meanings specified in the U.S. Five Hundred Thousand (US $500,000.00) dollar Convertible Promissory Note dated May 15, 2006, executed by ECC and countersigned by ENVK with respect to Section 8 and Section 10 thereof (the "Executed and Countersigned Note"))

W I T N E S S E T H:

WHEREAS, in connection with a U.S. Five Hundred Thousand (US $500,000.00) dollar loan from NCI to ECC, there was delivered to NCI: (i) the Executed and Countersigned Note, (ii) a Pledge and Security Agreement dated May 15, 2006 and executed by ECC in which ECC pledged and assigned to NCI and granted NCI a first priority security interest in the Collateral defined therein (the "Pledge Agreement"), and (iii) a Guaranty dated May 15, 2006 (the "Guaranty") executed by ENVK in which ENVK guaranteed payment and performance of the ECC Guaranteed Obligations defined therein (collectively the Executed and Countersigned Note, the Pledge Agreement and the Guaranty are referred to herein as the "Loan Documents");

WHEREAS, the Maturity Date of the Executed and Countersigned Note is May 15, 2008 and ECC has requested an additional three (3) month extension of the Maturity Date and NCI is agreeable to accepting its request subject to the terms and conditions set forth below;

NOW THEREFORE, in consideration of the sum of one dollar and other good and valuable consideration by each of the parties to the other in hand paid, the receipt of which is hereby acknowledged and in further consideration of the representations, covenants and conditions set forth herein, it is agreed as follows:

1.        NCI hereby accepts the request of ECC to extend the Executed and Countersigned Note's Maturity Date from May 15, 2008 to August 15, 2008 (the "Extended Maturity Date") under the following representations of ECC and ENVK:

            That no Event of Default has occurred under the Executed and Countersigned Note.

            Except for the within change in the Maturity Date of the Executed and Countersigned Note to the Extended Maturity Date, that all terms and conditions of the Loan Documents are valid and binding and the Loan Documents each be and remain in full force and effect as of the date hereof.

2.        This Consent may not be modified, amended, supplemented, extended, waived or terminated except by an instrument in writing signed by all of the parties hereto.

3.        All notices, requests, instructions or other communications pertaining to this Consent shall be in writing and delivered by personal delivery, overnight courier, mail, electronic facsimile addressed to the receiving party at the address set forth herein. All such communications shall be effective when received.

Notices to ECC:

Envirokare Composite Corp.
641 Lexington Avenue, 14th Floor

                        New York, New York 10022
                        Attention:  President
                        Fax: 212-634-6339

Notices to ENVK:

                        Envirokare Tech, Inc.
                        641 Lexington Avenue, 14th Floor
                        New York, New York 10022
                        Attention:  President
                        Fax: 212-634-6339

Notices to NOVA:

                        NOVA Chemicals Inc.
                        1550 Coraopolis Heights Road
                        Moon Township, Pennsylvania  15108
                        Attention:  Senior Vice President and Chief Legal Officer
                        Fax: 412-490-4531

Any party may change the address set forth above by notice to each other party given as provided herein.

4.  This Consent shall be governed by, construed and enforceable in accordance with the laws of the State of New York, excluding its conflict of laws rules.

IN WITNESS WHEREOF, each of the undersigned has executed this Consent on the day and year above written.

Envirokare Composite Corp.                                          Envirokare Tech, Inc.

By:________________________                                              By:_________________________

      Name:                                                                                 Name:

      Title:                                                                                   Title:

NOVA Chemicals Inc.

By:_________________________

       Name:

         Title:

By:_________________________

       Name:

         Title: